EXHIBIT 99.2

        CONFIDENTIAL PORTION MARKED [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE
                      SECURITIES AND EXCHANGE COMMISSION.


                                                      SBC Agreement No. 05040325
                                                      --------------------------







                           TERMINATION, MUTUAL RELEASE
                            AND SETTLEMENT AGREEMENT

                                      AMONG


                            SBC COMMUNICATIONS INC.,
                            SBC OPERATIONS, INC. AND
                             SBC LONG DISTANCE, LLC,
                  ON BEHALF OF THEMSELVES AND THEIR AFFILIATES

                                       AND

                        WILTEL COMMUNICATIONS GROUP, LLC
                   (F/K/A WILLIAMS COMMUNICATIONS, INC.), AND
                           WILTEL COMMUNICATIONS, LLC

                                       AND

                          LEUCADIA NATIONAL CORPORATION
               (FOR CERTAIN LIMITED PURPOSES AS SET FORTH HEREIN)

                            TABLE OF CONTENTS


                                                                                                                Page

I.    DEFINED TERMS...............................................................................................1
II.   EFFECTIVE DATE..............................................................................................5
III.  PAYMENT TERMS AND TERMINATION OF ALLIANCE AGREEMENTS........................................................5
   A.    Termination Payment......................................................................................5
   B.    Payment Terms............................................................................................5
   C.    Termination of the Alliance Agreements...................................................................6
   D.    Covenant.................................................................................................6
   E.    Pass Through Claims......................................................................................6
IV.   TERMS AND CONDITIONS........................................................................................6
   A.    Effective Date Deliveries................................................................................6
V.    REPRESENTATIONS AND WARRANTIES..............................................................................7
   A.    SBC Entities.............................................................................................7
   B.    WilTel Entities..........................................................................................7
   C.    Leucadia.................................................................................................7
VI.   MUTUAL RELEASE AND DISCHARGE................................................................................8
   A.    Release of SBC...........................................................................................8
   B.    Release of WilTel........................................................................................9
   C.    Waiver of California Civil Code ss. 1542 and Any Similar Statute of Another State........................9
VII.  COVENANT NOT TO SUE........................................................................................10
VIII. PUBLIC ANNOUNCEMENT........................................................................................10
IX.   GENERAL PROVISIONS.........................................................................................11
   A.    Integration.............................................................................................11
   B.    Challenges..............................................................................................11
   C.    Non-Waiver..............................................................................................11
   D.    No Admission............................................................................................11
   E.    Additional Actions......................................................................................12
   F.    Binding Nature..........................................................................................12
   G.    Equitable Relief........................................................................................12
   H.    No Drafting Presumption.................................................................................12
   I.    Choice of Law; Jurisdiction.............................................................................12
   J.    Validity of Counterparts; Facsimile Signatures..........................................................13
   K.    Effect of Headings......................................................................................13
   L.    Costs...................................................................................................13
   M.    Indemnity...............................................................................................13
   N.    Assignment..............................................................................................13
X.    NOTICES....................................................................................................13


                           TERMINATION, MUTUAL RELEASE
                            AND SETTLEMENT AGREEMENT
                            ------------------------

           This Termination, Mutual Release and Settlement Agreement ("Settlement Agreement") is entered into this 15th day of June, 2005 (the "Effective Date") by and among SBC Communications Inc., SBC Operations, Inc. and SBC Long Distance, LLC (successor to Southwestern Bell Communications Services, Inc.), on behalf of themselves and all of their Affiliates (all such entities enumerated herein individually, "SBC" and, collectively, "SBC Entities"), and WilTel Communications Group, LLC (f/k/a Williams Communications, Inc.) and WilTel Communications, LLC, on behalf of themselves and all of their subsidiaries (each individually, "WilTel" and, collectively, "WilTel Entities"), and, solely for the purposes of Sections I, II, III.D, V.C, VI, VII, VIII, IX and X hereof, Leucadia National Corporation ("Leucadia").


                                    RECITALS

           WHEREAS, the SBC Entities and WilTel Entities are parties to the Alliance Agreements (as hereinafter defined); and

           WHEREAS, the SBC Entities and WilTel Entities desire (i) to terminate the Alliance Agreements, and to enter into a new Master Services Agreement (as hereinafter defined), and (ii) compromise and settle Claims (as hereinafter defined) that have arisen or may arise between the SBC Entities (on the one hand) and the WilTel Entities (on the other hand); and

           WHEREAS, the Parties wish to enter into this Settlement Agreement to set forth the terms and conditions of such termination, and such compromise and settlement of their respective Claims; and

           WHEREAS, the Parties would not have agreed to such termination, and such compromise and settlement, or any term and condition thereof, but for their mutual agreement upon each and every term and condition set forth in this Settlement Agreement;

           IT IS NOW, THEREFORE, AGREED AND CONSENTED TO, in consideration of the mutual covenants and promises contained in this Settlement Agreement, including without limitation the covenant of the Parties to execute the Master Services Agreement, and in the Master Services Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as follows:

                                    AGREEMENT

I. DEFINED TERMS: When used herein, the following terms have the following meanings:

           "Affiliate" - means as to any Person, any other Person that, directly or indirectly, owns more than fifty percent (50%) of, is in control of, is controlled by or is under common ownership or control with such Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise.

           "Alliance Agreements" - means the Master Alliance Agreement, dated as of February 8, 1999, between SBC and WilTel, together with any and all ancillary agreements and amendments executed by the SBC Entities and the WilTel Entities in connection with the transactions contemplated thereby, including, without limitation, the Transport Services Agreement, the Platform Services Agreement, Network Development and Operations Agreement and the International Transport Services Agreement, each dated as of February 8, 1999, the Transition Services Agreement dated as of September 29, 2000, the Maintenance and Installation Services Agreement dated as of September 29, 2000, the International Transportation Services Agreement (Voice) dated as of September 28, 2001, and the Access Agreement dated as of January 26, 1999, each as amended, augmented, restated or supplemented through the date hereof. For the avoidance of any doubt, "Alliance Agreements" shall not include (i) the Surviving Agreements and
(ii) the SBC ILEC Agreements.

           "Bankruptcy Court Stipulation" - means that Stipulation and Agreement entered into as of September 24, 2002 among certain WilTel Entities and SBC Entities in respect of Chapter 11 case In Re Williams Communications Group, Inc. before the United States Bankruptcy Court for the Southern District of New York.

           "Business Day" - means any calendar day except Saturday, Sunday and any federal holiday.

           "Claims" - means all past and present disputes, potential disputes, actions, causes of action, suits, arbitrations, covenants, agreements, obligations, credits, amounts due, refunds, retroactive adjustments or refunds, termination fees, claims under the filed rate doctrine, charges, complaints, legal responsibilities, damages, judgments, claims, injuries, liabilities, rights, penalties, fines, losses, bonds, bills, expenses, and demands whatsoever, whether at law or in equity, whether known or unknown, suspected or unsuspected, contingent or matured, and whether currently existing or hereafter arising, including but not limited to causes of action for contract, tort and other claims, and including, without limitation, claims based on negligence or strict liability, for compensatory, equitable and/or injunctive relief, general, specific or punitive damages, costs, losses, expenses and compensation, based on any theory of recovery, arising out of or relating to the Alliance Agreements and the Bankruptcy Court Stipulation and the rights and obligations of the Parties thereunder, but excluding (i) the Ordinary Course Claims, (ii) the Pass Through Claims and (iii) those that arise out of or relate to this Settlement Agreement, the MSA or the Surviving Agreements or the SBC ILEC Agreements.

           "Effective Date" - has the meaning ascribed thereto in the preamble.

           "Effective Date Documents" - has the meaning ascribed thereto in
Section IV.A of this Settlement Agreement.

           "ILEC Claims" - means Claims in respect of periods on or prior to the Effective Date between WilTel and any SBC ILEC.

           "Initial Installment" - has the meaning ascribed thereto in Section III.B of this Settlement Agreement.

           "Installment" - has the meaning ascribed thereto in Section III.B.2 of this Settlement Agreement.

           "Leucadia" - has the meaning ascribed thereto in the preamble.

           "Master Services Agreement" or "MSA" - means the Master Services Agreement in the form attached hereto, dated as of even date herewith, between WilTel Communications, LLC, WilTel Local Network LLC and SBC Services, Inc. and SBC Communications Inc. (for certain limited purposes as set forth therein).

           "Ordinary Course Claims" - means (i) those claims and obligations arising out of the invoices and other disputes identified on Schedule A hereto, and are limited to the amounts specified in such invoices or disputes, and (ii) the obligations arising out of services rendered under the Alliance Agreements on or prior to the Effective Date that have not been billed or invoiced as of the Effective Date.

           "Parties" - means the SBC Entities and the WilTel Entities, collectively.

           "Party" - means any of the SBC Entities and the WilTel Entities, individually.

           "Pass Through Claims" - means any costs, expenses, charges or fees incurred by WilTel and payable to third parties (including Affiliates of the SBC Entities) and any credits, payments or refunds paid to WilTel by third parties (including Affiliates of the SBC Entities) that, pursuant to the terms of any Alliance Agreement, may be charged, credited or otherwise passed through by WilTel to be paid, reimbursed or credited by, or to, the SBC Entities.

           "Person" - means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

           "Refinancing" - means (i) any repayment or refinancing of all of the outstanding obligations under the WilTel Credit Agreement or (ii) any amendment or restatement of the WilTel Credit Agreement pursuant to which the parties thereto acknowledge the existence of this Agreement and the MSA such that they would have no Refinancing Claims against WilTel relating to the transactions contemplated by this Agreement and the MSA.

           "Refinancing Claims" - means all damages, disputes, actions, causes of action, suits, arbitrations or claims then existing or thereafter arising out of the WilTel Credit Agreement as it existed prior to such amendment or restatement.

           "Releases" - has the meaning ascribed thereto in Section VI.C of this Settlement Agreement.

           "SBC" - has the meaning ascribed thereto in the preamble.

           "SBC Entities" - has the meaning ascribed thereto in the preamble.

           "SBC ILEC" - has the meaning ascribed thereto in the MSA.

           "SBC ILEC Agreements" - means agreements, transactions or arrangements between WilTel and an SBC ILEC, other than the Access Agreement referred to in the definition of Alliance Agreements.

           "SBC Releasees" - has the meaning ascribed thereto in Section VI.A of this Settlement Agreement.

           "SBC Releasors" - has the meaning ascribed thereto in Section VI.B of this Settlement Agreement.

           "Settlement Agreement" - has the meaning ascribed thereto in the preamble.

           "Surviving Agreements" - means the agreements identified on Schedule C hereto.

           "Termination Event" - means the earlier of (i) December 31, 2009 and
(ii) the effective date of any Refinancing.

           "Termination Fee" - has the meaning ascribed thereto in Section III.A of this Settlement Agreement.

           "WilTel" - has the meaning ascribed thereto in the preamble.

           "WilTel Credit Agreement" - means that certain Third Amended and Restated Credit and Guaranty Agreement, dated as of September 24, 2004, among WilTel Communications, LLC, as borrower, the guarantors and lenders party thereto, and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Administrative Agent, as First Lien Administrative Agent and as Second Lien Administrative Agent, together with any amendments, extensions, renewals or restatements thereof.

           "WilTel Entities" - has the meaning ascribed thereto in the preamble.

           "WilTel Releasees" - has the meaning ascribed thereto in Section VI.B of this Settlement Agreement.

           "WilTel Releasors" - has the meaning ascribed thereto in Section VI.A of this Settlement Agreement.

II. EFFECTIVE DATE: The terms of this Settlement Agreement shall only become effective upon the Effective Date.

III. PAYMENT TERMS AND TERMINATION OF ALLIANCE AGREEMENTS:

     A. Termination Payment: In consideration of the terms and conditions set forth in this Settlement Agreement, including termination of the Alliance Agreements, the SBC Entities shall pay to the WilTel Entities a termination fee of two hundred thirty-six million dollars ($236,000,000) (the "Termination Fee") pursuant to the payment terms set forth below.

     B.   Payment Terms: The Termination Fee shall be paid as follows:

          1. Eleven million dollars ($11,000,000) will be paid to WilTel on January 3, 2006 (the "Initial Installment").

          2. Thereafter, on the earlier of (a) April 30, 2006 or (b) the earlier of the date of consummation or termination of SBC's proposed acquisition of AT&T Corp., an installment payment in the amount of eighteen million seven hundred fifty thousand dollars ($18,750,000) (each such payment being referred to herein as an "Installment") shall be paid to WilTel and a further Installment shall be paid to WilTel on the same day of each month thereafter until WilTel has been paid a total of twelve Installments.

          3. Each payment shall be made by wire transfer of immediately available funds to an account designated by WilTel. If SBC fails to make the Initial Installment or any other Installment when due, SBC shall pay interest on the required payment at a rate of eight percent (8%) per annum.

          4. In the event of SBC's failure to pay the Initial Installment or any subsequent Installment pursuant to Sections III.B.1 or III.B.2 within fifteen (15) days following the date that SBC receives written notice in accordance with Section X of its failure to pay any such Installment, then all remaining Installments shall accelerate and become immediately due and payable to WilTel.

     Upon the Effective Date, the Parties shall be forever estopped from seeking any further claim, audit, verification, true-up, adjustment, refund or offset with respect to all Claims from the beginning of time through and including the Effective Date in accordance with Sections VI and VII.

     C. Termination of the Alliance Agreements: As of the Effective Date, the Alliance Agreements shall be fully and finally terminated and shall no longer be of any force or effect and no Party thereunder shall have any further obligations or be entitled to any right or entitlement benefit thereunder except (i) to the extent that the express terms of this Settlement Agreement or the MSA provides for survival of any terms thereof, (ii) the Ordinary Course Claims (it being understood that any dispute(s) regarding the Ordinary Course Claims shall be governed by and resolved under the terms of the MSA), (iii) the Pass Through Claims, and (iv) to the extent that any provision of any Alliance Agreement provides any SBC Entity or WilTel Entity, as the case may be, with a right to dispute, or a defense to the payment of, any Ordinary Course Claim or Pass Through Claim, such rights shall survive the termination of such Alliance Agreement. For the avoidance of any doubt, nothing herein shall be construed or be deemed to terminate any of the Surviving Agreements or the SBC ILEC Agreements.

     D. Covenant: If, at any time after the Effective Date and prior to a Termination Event, the obligations of WilTel under the WilTel Credit Agreement shall become due and payable as a result of an event of default and subsequent acceleration of such obligations (which default or acceleration is not challenged by WilTel or, if challenged, a court of competent jurisdiction has determined the obligations under the WilTel Credit Agreement to be due and payable), Leucadia shall cause WilTel, including by Leucadia's advancing any necessary funds, to pay each of the First Lien Term Notes and the Second Lien Loans (as defined in the WilTel Credit Agreement) and any and all other principal, interest, fees and expenses outstanding under the WilTel Credit Agreement. If, following the Effective Date, the WilTel Credit Agreement is amended or modified from time to time, the provisions of this Section III.D. shall apply to any such WilTel Credit Agreement, and the debt thereunder, as amended or modified.

     E. Pass Through Claims: To the knowledge of the WilTel Entities, all of the Pass Through Claims in existence on the Effective Date (other than those items under (ii) in the definition of Ordinary Course Claims) are set forth on Schedule B. For the purpose of this definition, "knowledge of the WilTel Entities" means the knowledge of any officer or director of any WilTel Entity. The SBC Entities shall be obligated to pay or reimburse WilTel for Pass Through Claims, and WilTel shall be obligated to credit the SBC Entities for Pass Through Claims, in each case as provided under the MSA.

IV.  TERMS AND CONDITIONS:

     A. Effective Date Deliveries: On the Effective Date, each Party, to the extent a party thereto, shall execute and deliver to the other Parties the MSA and the other agreements, documents, and instruments contemplated thereby or otherwise required to be executed and delivered as of the Effective Date (collectively, the "Effective Date Documents").

V.   REPRESENTATIONS AND WARRANTIES:

     A. SBC Entities: Each of the SBC Entities hereby represents and warrants to WilTel that: (a) this Settlement Agreement and the actions on SBC's part contemplated hereby have been duly approved by all requisite action on the part of SBC; (b) this Settlement Agreement has been duly executed and delivered and constitutes the legal, valid, and binding obligations of SBC, enforceable in accordance with its terms; (c) the execution, delivery and performance of this Settlement Agreement does not and will not violate or conflict with any provision of SBC's Certificate of Incorporation or bylaws as in effect on the date hereof; (d) it: (i) has read this Settlement Agreement, (ii) fully understands all the terms and conditions hereof and the meaning of each provision hereof (including specifically the releases and covenants contained herein) and (iii) has entered into this Settlement Agreement of its own free will and volition, and that it has been advised to consult counsel, that it has had the opportunity to consult with an attorney concerning this Settlement Agreement and that it freely and voluntarily enters into it and (e) the Termination Fee was negotiated by the SBC Entities on an arms length basis.

     B. WilTel Entities: Each of the WilTel Entities hereby represents and warrants to the SBC Entities that: (a) this Settlement Agreement and the actions on WilTel's part contemplated hereby have been duly approved by all requisite action on the part of WilTel; (b) this Settlement Agreement has been duly executed and delivered and constitutes the legal, valid, and binding obligations of WilTel, enforceable in accordance with its terms; (c) the execution, delivery and performance of this Settlement Agreement does not and will not violate or conflict with any provision of WilTel's Certificate of Incorporation or bylaws or other such governing instruments as in effect on the date hereof; (d) it: (i) has read this Settlement Agreement, (ii) fully understands all the terms and conditions hereof and the meaning of each provision hereof (including specifically the releases and covenants contained herein) and (iii) has entered into this Settlement Agreement of its own free will and volition, and that it has been advised to consult counsel, that it has had the opportunity to consult with an attorney concerning this Settlement Agreement and that it freely and voluntarily enters into it; and (e) the Termination Fee was negotiated by the WilTel Entities on an arms length basis.

     C. Leucadia: Leucadia hereby represents and warrants to the SBC Entities that: (a) this Settlement Agreement and the actions on Leucadia's part contemplated hereby have been duly approved by all requisite action on the part of Leucadia; (b) this Settlement Agreement has been duly executed and delivered and constitutes the legal, valid, and binding obligations of Leucadia, enforceable in accordance with its terms; (c) the execution, delivery and performance of this Settlement Agreement does not and will not violate or conflict with any provision of

          Leucadia's Certificate of Incorporation or bylaws as in effect on the date hereof; (d) it: (i) has read this Settlement Agreement, (ii) fully understands all the terms and conditions hereof and the meaning of each provision hereof (including specifically the releases and covenants contained herein) and (iii) has entered into this Settlement Agreement of its own free will and volition, and that it has been advised to consult counsel, that it has had the opportunity to consult with an attorney concerning this Settlement Agreement and that it freely and voluntarily enters into it; and (e) the Termination Fee was negotiated by Leucadia on an arms length basis.

VI.  MUTUAL RELEASE AND DISCHARGE:

     A. Release of SBC: The WilTel Entities and Leucadia on behalf of and for themselves and their respective Affiliates (collectively, the "WilTel Releasors") hereby fully and unconditionally release, acquit and forever discharge the SBC Entities, and their respective predecessors and successors in interest, assigns, and Affiliates (collectively, the "SBC Releasees") of and from, and do hereby relinquish, any Claims which any or all of the WilTel Releasors may have against the SBC Releasees, whether arising directly or indirectly out of, or relating in any way to the aforementioned Claims. This release and this discharge covers all of such Claims of every kind whatsoever, now existing, matured or unmatured, direct or indirect, absolute or contingent, and whether or not contemplated or asserted by WilTel Releasors relating in any way to the aforementioned Claims, from the beginning of time through and including the Effective Date. Notwithstanding anything to the contrary elsewhere in Section VI, nothing in this Settlement Agreement is intended to prevent or preclude the Parties or Leucadia from participating in (including, without limitation, initiating) current or future administrative, judicial, regulatory, or other proceedings to the extent the subject of such proceedings bears upon or relates to the Parties' or Leucadia's respective financial or other obligations or rights arising after the Effective Date including, without limitation, with respect to post-Effective Date treatment or resolution of issues related to and/or the enforcement of this Settlement Agreement (including without limitation any claim with respect to the unpaid balance of the Termination Fee), the Surviving Agreements, the SBC ILEC Agreements, the Ordinary Course Claims, the Pass Through Claims and the MSA, and does not prevent or preclude any WilTel Entity from disputing in good faith any Ordinary Course Claims or Pass Through Claims or any obligations under this Settlement Agreement or the MSA or any other agreement entered into in connection with this Settlement Agreement.

     B. Release of WilTel: The SBC Entities on behalf of and for themselves and their respective Affiliates (collectively, the "SBC Releasors") hereby fully and unconditionally release, acquit and forever discharge the WilTel Entities and Leucadia and their respective predecessors and successors in interest, assigns, and Affiliates (collectively, the "WilTel Releasees") and Leucadia of and from, and do hereby relinquish, any and all Claims which any or all of the SBC Entities may have against the WilTel Releasees arising directly or indirectly out of, or relating in any way to any of the aforementioned Claims. This release and this discharge covers all of such Claims of every kind whatsoever, now existing, matured or unmatured, direct or indirect, absolute or contingent, and whether or not contemplated or asserted by SBC Releasors relating in any way to the aforementioned Claims, from the beginning of time through and including the Effective Date. Notwithstanding anything to the contrary elsewhere in Section VI, nothing in this Settlement Agreement is intended to prevent or preclude the Parties from participating in (including, without limitation, initiating) current or future administrative, judicial, regulatory, or other proceedings to the extent the subject of such proceedings bears upon or relates to the Parties' or Leucadia's respective financial or other obligations or rights arising after the Effective Date including, without limitation, with respect to post-Effective Date treatment or resolution of issues related to and/or the enforcement of this Settlement Agreement, the Surviving Agreements, the SBC ILEC Agreements, the Ordinary Course Claims, the Pass Through Claims and the MSA, and does not prevent or preclude any SBC Entity from disputing in good faith any Ordinary Course Claims or Pass Through Claims or any obligations under this Settlement Agreement, the MSA or any other agreement entered into in connection with this Settlement Agreement.

     C. ILEC Claims. Notwithstanding anything to the contrary contained in this Settlement Agreement, no ILEC Claims shall be released pursuant to the terms of this Settlement Agreement.

     D. Waiver of California Civil Code ss. 1542 and Any Similar Statute of Another State: With respect to the releases provided in Sections VI.A and VI.B above (collectively, the "Releases"), each Party and Leucadia further agrees that if, subsequent to the Effective Date, a Party or Leucadia or any party released pursuant to the above Releases incurs or suffers loss, damage, or injury that is in any way related to or caused by the Claims, but which is unknown and unanticipated on the Effective Date, the following applies:

          1. Each Party and Leucadia hereby assumes the above-mentioned risks and understand that the Releases SHALL APPLY TO ALL UNKNOWN OR UNANTICIPATED RESULTS OF THE SETTLED CLAIMS DESCRIBED ABOVE, AS WELL AS THOSE KNOWN AND ANTICIPATED, and upon advice of its counsel, each Party and Leucadia hereby waives (i) any and all rights under California Civil Code ss. 1542, which section has been duly explained and reads as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release", and (ii) any and all rights under any other similarly worded statute of any state or jurisdiction, the law of which may apply to this Settlement Agreement.

          2. Each Party and Leucadia represents that it has obtained the advice of legal counsel prior to such Person's execution and delivery of this Settlement Agreement, and that such Person's execution and delivery of this Settlement Agreement containing the Releases set forth above are made voluntarily, with full knowledge of their significance, and with the express intention of (i) effecting the legal consequences provided by California Civil Code ss. 1541 and ss.1542, i.e., the extinguishments of all obligations, and (ii) of any other similarly worded statute of any state or jurisdiction, the law of which may apply to this Settlement Agreement.

VII. COVENANT NOT TO SUE: Each of the Parties and Leucadia, severally and for itself only, covenants and agrees that it has released each other Party pursuant to Section VI with regard to the Claims, and the Parties and Leucadia are forever estopped from instituting any lawsuit or administrative proceeding against any Person herein released or asserting any Claim of any nature against any Person herein released with respect to such Claims, except as otherwise set forth in this Settlement Agreement.

     This Settlement Agreement shall constitute and is a general release of the Claims. Each of the Parties and Leucadia represents and warrants to the others that it has not heretofore assigned or transferred, or purported to assign or transfer, any Claim, including without limitation, any demand, debt, liability or cause of action herein released.

VIII. PUBLIC ANNOUNCEMENT: Each Party acknowledges that this Settlement Agreement and the MSA (excluding the schedules, appendices and exhibits to the MSA, except to the extent required to be filed by applicable law) will be filed by Leucadia with the Securities and Exchange Commission, and shall thereby be made public subject to confidential treatment of certain competitive or proprietary information. In the event that any schedules, appendices or exhibits to the MSA are required to be filed with the Securities and Exchange Commission, Leucadia shall provide SBC a reasonable opportunity to review and comment on the proposed filings. Notwithstanding the forgoing, the Parties and Leucadia shall reasonably agree in advance on the content of their respective press releases and/or public statements, if any, regarding this Settlement Agreement and the MSA. Except to the extent required pursuant to applicable law, no Party or Leucadia shall publish any description of this Settlement Agreement, or any of the terms or conditions hereof, without prior consultation with and consent of (i) SBC, with respect to Leucadia or a Party that is one of the WilTel Entities, or (ii) WilTel, with respect to a Party that is one of the SBC Entities.

IX.  GENERAL PROVISIONS:

     A. Integration: This Settlement Agreement, together with the other Effective Date Documents, contains the entire agreement pertaining to the subject matter hereof, and supersedes any prior or contemporaneous negotiations, representations, agreements and understandings of the Parties and Leucadia with respect to such subject matter (including the Alliance Agreements), whether written or oral. The Parties and Leucadia acknowledge that they have not relied on any promise, representation or warranty, expressed or implied, not contained in or contemplated by this Settlement Agreement or the other Effective Date Documents.

     B. Challenges: The Parties and Leucadia each agree that they will not seek to challenge or to have determined invalid, void or unenforceable any provision of this Settlement Agreement or the Settlement Agreement itself. The Parties and Leucadia understand that this Settlement Agreement contains the relinquishment of legal rights and each has, as each has deemed appropriate, sought the advice of legal counsel, which each of the Parties and Leucadia has encouraged the other to seek. Further, the Parties and Leucadia agree that none of them has reposed such trust or confidence in the other Party or Leucadia so as to create a fiduciary, agency or confidential relationship.

     C. Non-Waiver: Except as otherwise specified in this Settlement Agreement, no amendment of or waiver of the performance of any provision of this Settlement Agreement and no consent to any default under this Settlement Agreement shall be effective unless the same is in writing and properly executed by or on behalf of the Party or Leucadia against whom such waiver, amendment or consent is claimed. Waiver by either Party or Leucadia of any default by the other Party or Leucadia shall not be deemed a waiver of any other default. Failure of a Party or Leucadia to insist on performance of any term or condition of this Settlement Agreement or to exercise any right or privilege hereunder shall not be construed as a continuing or future waiver of such term, condition, right or privilege. No course of dealing or failure of any Party or Leucadia to strictly enforce any term, right or condition of this Settlement Agreement in any instance shall be construed as a general waiver or relinquishment of such term, right or condition.

     D. No Admission: This Settlement Agreement is the result of good faith negotiations and compromise. The agreements and the Releases contained in this Settlement Agreement affect the Claims which are denied and contested, and nothing set forth herein shall be construed as an admission by any Party or Leucadia hereto of any liability of any kind to the other, or to any other Person.

     E. Additional Actions: Each of the Parties and Leucadia covenants and agrees, severally and for itself and its Affiliates only, to take additional actions that may be reasonably necessary or appropriate to fully effectuate the terms, intent and conditions of this Settlement Agreement.

     F. Binding Nature: This Settlement Agreement shall inure to the benefit of the Parties and Leucadia and shall be binding upon the Parties and Leucadia and their respective successors and permitted assigns.

     G. Equitable Relief: Each Party and Leucadia acknowledge and agree that money damages would not be a sufficient remedy for any breach of this Settlement Agreement by another Party or Leucadia, as the case may be, and that the non-breaching Party or Parties or Leucadia will be entitled to equitable relief, including injunction and specific performance for any such breach. Such remedies are not to be the exclusive remedies for a breach of this Settlement Agreement, but will be in addition to all other remedies available at law or equity.

     H. No Drafting Presumption: The Parties and Leucadia hereto have had the opportunity to be represented by counsel in their negotiations of the terms of this Settlement Agreement. This Settlement Agreement will be deemed to have been drafted jointly by the Parties and Leucadia and therefore no provision of this Settlement Agreement shall be construed against any Party or Leucadia on the theory that such Party or Leucadia drafted such provision.

     I. Choice of Law; Jurisdiction: This Settlement Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of New York. All actions and proceedings arising out of or relating to this Settlement Agreement shall be heard and determined exclusively in a state court or any federal court sitting in New York County, the State of New York. The Parties and Leucadia each hereby (a) submits to the exclusive jurisdiction of any such state or federal court sitting in New York County, the State of New York for the purpose of any action or proceeding arising out of or relating to this Settlement Agreement brought by any Party or Leucadia and (b) irrevocably waives, and agrees not to assert by way of motion, defense, or otherwise, in any such action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that such action or proceeding is brought in an inconvenient forum, that the venue of such action or proceeding is improper, or that this Settlement Agreement or the transactions contemplated hereby may not be enforced in or by any of the above-named courts.

     J. Validity of Counterparts; Facsimile Signatures: This Settlement Agreement may be executed simultaneously in any number of counterparts and sent via facsimile to the other Party or Leucadia, each of which when so executed and delivered shall be taken to be an original, but such counterparts shall together constitute but one and the same document. Telefacsimile transmissions of any executed original counterpart signature page to this Settlement Agreement and/or retransmission of any such executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original and the Parties and Leucadia may not claim any defect based upon the other Party's inability to produce a "hard" signature copy. At the request of a Party or Leucadia, a Party or Leucadia shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting Party or Leucadia.

     K. Effect of Headings: Headings in this Settlement Agreement are for convenience of reference only and shall not affect its interpretation or construction.

     L. Costs: Except as provided in Section IX.M, each Party and Leucadia shall bear its own costs, fees and expenses in any way related to the negotiation, preparation, execution and delivery of this Settlement Agreement and the obligations and Releases contained herein.

     M. Indemnity: Each Party and Leucadia shall indemnify and hold each other Party or Leucadia harmless from and against all liability, claim, loss, damage or expense, including, without limitation, reasonable attorneys' fees, incurred or required to be paid by such other Party or Leucadia by reason of any breach or failure of observance or performance of any representation, warranty or covenant or other provision of this Settlement Agreement by the indemnifying Person, or incurred by such indemnified Party or Leucadia in enforcing any of its rights hereunder against such indemnifying Person.

     N. Assignment: Neither this Settlement Agreement nor any of the rights, interests or obligations hereunder may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any of the Parties and Leucadia without the prior written consent of the other Parties.

X. NOTICES: All notices pursuant to this Settlement Agreement shall be provided, by (a) fax or e-mail and (b) first class mail, as follows and shall be deemed effective upon receipt of same:

         If to any of the WilTel Entities to:

                    Jeffrey Storey
                    President and CEO
                    WilTel Communications, LLC
                    One Tech Center
                    Tulsa, Oklahoma 74103
                    Facsimile Number:  918-547-[***]

         With a copy (which shall not constitute notice to a Party) to:

                    Blaine Gilles
                    Senior Vice President, Voice Services and Strategic Markets WilTel Communications, LLC
                    9525 West Bryn Mawr
                    Suite 140
                    Rosemont, Illinois 60018
                    Facsimile: 847-678-[***]

                    and

                    Stephen M. Besen
                    Shearman & Sterling LLP
                    599 Lexington Avenue
                    New York, New York 10022
                    Facsimile Number:  212-848-7179

         If to Leucadia to:

                    Joseph S. Steinberg
                    Leucadia National Corporation
                    315 Park Avenue South
                    New York, New York 10010
                    Facsimile Number:  212-598-[***]

         With a copy (which shall not constitute notice to Leucadia) to:

                    Stephen M. Besen
                    Shearman & Sterling LLP
                    599 Lexington Avenue
                    New York, New York 10022
                    Facsimile Number:  212-848-7179

         If to any of the SBC Entities to:

                    James S. Kahan and/or John T. Stankey
                    SBC Communications Inc.
                    175 East Houston Street,
                    San Antonio, Texas 78205
                    Facsimile Number:  210-351-[***]

         With a copy (which shall not constitute notice to a Party) to:

                    Wayne Watts
                    Senior Vice President and Assistant General Counsel SBC Communications Inc.
                    175 East Houston Street
                    San Antonio, Texas 78205
                    Facsimile Number:  210-351-[***]

                            [Signature Page Follows]

           IN WITNESS WHEREOF, the parties have executed this Settlement Agreement on the respective dates entered below.

WilTel Communications, LLC                   SBC Communications Inc.


By:                                          By:
    ----------------------------                --------------------------------
          (Signature)                                  (Signature)

Name:                                        Name:
       -------------------------                    ----------------------------

Title:                                       Title:
       -------------------------                    ----------------------------

WilTel Communications Group, LLC             SBC Operations, Inc.


By:                                          By:
    ----------------------------                --------------------------------
         (Signature)                                  (Signature)

Name:                                        Name:
       -------------------------                    ----------------------------

Title:                                       Title:
       -------------------------                    ----------------------------


                                             SBC Long Distance, LLC

                                             By:
                                                 -------------------------------
                                                       (Signature)

                                             Name:
                                                     ---------------------------

                                             Title:
                                                     ---------------------------



Agreed solely as to the provisions of
Sections I, II, III.D, V.C, VI, VII, VIII, IX and X

Leucadia National Corporation

By:
      ---------------------------
         (Signature)

Name:
       --------------------------

Title:
       --------------------------